THE HUNTINGTON FUNDS

HUNTINGTON U.S. TREASURY MONEY MARKET FUND

SUPPLEMENT DATED JANUARY 6, 2012 TO THE PROSPECTUS DATED MAY 2, 2011 (CLASS A SHARES AND TRUST SHARES)

NOTICE OF CHANGES TO THE HUNTINGTON U.S. TREASURY MONEY MARKET FUND

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE “PRINCIPAL INVESTMENT STRATEGY” SECTION ON PAGE 15 WITH THE FOLLOWING:

The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Fund by investing substantially all of the Fund’s assets in short-term obligations of the U.S. government. In managing the portfolio, the Advisor maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

AS OF THE DATE OF THIS SUPPLEMENT, PLEASE REPLACE THE FIRST PARAGRAPH OF THE SECTION “INVESTMENT STRATEGY” ON PAGE 127 WITH THE FOLLOWING:

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. government and backed by its full faith and credit and in repurchase agreements with respect to such obligations. The Advisor strives to maintain a $1.00 NAV per share for the Fund by investing substantially all of the Fund’s assets in short-term obligations of the U.S. government. In managing the portfolio, the Advisor maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the Advisor analyzes cash flows, maturities, settlements, tax payments and yields and opposite direction; and monitors new issue calendars for potential purchases.